SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 12, 2002

AdvancePCS

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21447 (Commission File Number)	75-2493381 (IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 1200, Irving, Texas (Address of Principal Executive Offices)	75039 (Zip Code)

Registrant’s telephone number, including area code: (469) 524-4700

ITEM 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Communication to Employees
EX-99.2 Fact Sheet Re: Rebate Practices

ITEM 9. Regulation FD Disclosure.

     David D. Halbert, Chief Executive Officer of AdvancePCS (the “Company”) provided an update to all of the Company’s employees which discussed and commented on certain recent events related to the Company and its industry. A copy of that communication to employees is attached hereto as Exhibit 99.1. In addition, Mr. Halbert also provided all employees a related fact sheet regarding the Company’s Rebate Practices and Relationships with Pharmaceutical Manufacturers. A copy of that fact sheet is attached hereto as Exhibit 99.2. Both the update to all employees and the Fact Sheet regarding Rebate Practices and Relationships with Pharmaceutical Manufacturers are posted on the Company’s Web site at www.advancepcs.com in the News Flash/Commentary section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCEPCS

Date: August 13, 2002	By:	/s/ David D. Halbert

Name: David D. Halbert Title: Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
No.	Description

99.1	Communication to Employees

99.2	Fact Sheet regarding Rebate Practices and Relationships with Pharmaceutical Manufacturers